                                                                   EXHIBIT 10.40


                                C A T E L L U S


TO:       Theodore L. Tanner

FROM:     Nelson C. Rising

DATE:     November 15, 1995

RE:       Revised Memorandum of Understanding Regarding Termination of
          Employment

- --------------------------------------------------------------------------------

          This Revised Memorandum of Understanding ("Revised Memorandum") has been prepared in accordance with our discussions. Catellus Development Corporation ("Company") and you have agreed that your employment with the Company will terminate as of December 31, 1995, which will then become your termination date ("Termination Date"). This Revised Memorandum sets forth the terms of your continued employment, termination and severance benefits.

          Effective upon your execution of this Revised Memorandum, the following provisions shall govern your employment with the Company:

          . You will continue to receive your regular compensation through your Termination Date, in accordance with the Company's normal payroll practice.

          . Until your Termination Date, you will remain subject to all of the Company's personnel policies, including, but not limited to, the Company's disciplinary and normal termination policies. It remains within the Company's discretion to alter, amend, change or modify, within the parameters of the law, any and all conditions of your employment, including but not limited to your benefits and wages.

          . During your employment, you shall continue to receive all benefits provided to regular full-time employees.

          . In addition to the benefits provided for in this Revised Memorandum, on your Termination Date, you are entitled to receive payment for certain accrued but unused benefits, calculated as of October 24, 1995 to be as of your Termination Date:

                    Floating Holiday, Personal Choice
                    Days and Vacation                   $14,163.60

                    Banked Vacation                     $ 7,725.60
                                                       -----------
                                                        $21,889.20

          . Upon the timely execution, without revocation, of the Agreement and Release of Claims ("Agreement"), attached as Exhibit A, Catellus shall pay to you as settlement of all claims, the sum of Sixty-Six Thousand Nine Hundred and Fifty Dollars ($66,950.00), less applicable taxes and deductions authorized by law, as a lump-sum severance ("Severance Benefit") payment. The Severance Benefit will be treated as "wages" for the purposes of state and federal employment taxes and, as such, is subject to withholding and other payroll taxes as provided by applicable law. You have been given at least 21 days to consider the Agreement. You have through January 3, 1996 to consider the Agreement and you have the right to revoke the Agreement anytime within seven (7) days after your delivery to the Company of an executed copy of the Agreement. Under no circumstances may the Agreement be executed prior to your Termination Date.

          . If you sign the Agreement and do not subsequently revoke it, the Severance Benefit payable to you will be mailed to you within five (5) days after the expiration of the seven- (7) day revocation period. If you choose not to sign the Agreement, no Severance Benefit will be payable to you.

          . If you sign the Agreement, without revocation, and you make a timely COBRA election, the Company will pay the COBRA premiums for you and any Qualified Beneficiary until the earlier of: the date you become covered under another employer's group health plan or June 30, 1996.

          . In accordance with the Company's 1995 compensation package, you will remain eligible for a Bonus of up to 60% of your annual base salary. The full 60% Bonus shall be payable, in accordance with the package, only if you successfully complete the Metropolitan Transit Authority Project and effectuate an orderly transition to your successor of all of your current responsibilities. Your Bonus, if any, shall be determined on or before January 2, 1996 and payable on January 16, 1996.

          . You shall never disclose any confidential information gained as a result of your employment with Catellus and you acknowledge that any such information, whether written or oral, obtained by you at any time during your employment shall remain confidential, except as required by law.

          . A legal determination that any provision of this Revised Memorandum is void, invalid or unenforceable shall have no effect on the remaining provisions.

                                      2.

          . All Company property in your possession, including, but not limited to files and records, must be returned to the Company on or before your Termination Date.

          . This Revised Memorandum supersedes all other agreements, written and/or verbal.

          . You agree to keep the terms of this Revised Memorandum completely confidential, and you will not hereafter disclose any information concerning this Revised Memorandum to anyone, except as is required by law and is necessary for legitimate law enforcement or compliance purposes.

          In order for this Revised Memorandum to become effective, you must sign the below Acknowledgment and Agreement and return it to Maureen Sullivan, General Counsel, by November 17, 1995.

                          ACKNOWLEDGMENT AND AGREEMENT

          I agree to the terms of the Revised Memorandum of Understanding dated November 15, 1995.



Date: November 16, 1995                    /s/ Theodore L. Tanner
                                           -------------------------------------
                                               Theodore L. Tanner

                                      3.

                                   EXHIBIT A


                      AGREEMENT AND RELEASE OF ALL CLAIMS

          This Agreement and Release of All Claims ("Agreement") is made and entered into by and between THEODORE L. TANNER (hereinafter sometimes referred to as the "Employee") and CATELLUS DEVELOPMENT CORPORATION, its successors, subsidiaries, related companies, parent company, and affiliates (hereinafter sometimes referred to as the "Company").

          The Company believes and Theodore L. Tanner agrees that it is authorized to terminate the Employee's employment without notice or cause;

          The Company through a Revised Memorandum of Understanding Regarding Employment dated November 15, 1995 (the "Revised Memorandum") has offered a certain Severance Benefit;

          The Employee's employment terminates effective December 31, 1995;

          Receipt of this Severance Benefit as set forth in the Revised Memorandum requires that the Employee execute this Agreement referred to in the Revised Memorandum as the "Agreement";

          The Employee does not have pending against the Company or any employee, agent, official, or director of the Company any claim, charge, or action in or with any federal, state, or local court or administrative agency; and

          The Employee wishes to receive the Severance Benefit provided under the Revised Memorandum.

          NOW, THEREFORE, in consideration of the mutual covenants and promises contained in this document and the payment of the Severance Benefit under the Revised Memorandum; which benefits shall be paid by the Company to the Employee in accordance with this Agreement, and in an effort to avoid unnecessary lawsuits, it is hereby agreed by and between the parties as follows;

          FIRST:  This Agreement and compliance with this Agreement shall not be
          -----
construed as an admission by the Company of any liability whatsoever, or as an admission by the Company of any violation of the rights of Theodore L. Tanner or any other person, violation of any order, law, statute, duty, or contract whatsoever against the Employee or any other person. The Company specifically disclaims any liability to the Employee or any other person for any alleged violation of the rights of the Employee or any other person, or for any alleged

                                      1.

violation of any order, law, statute, duty, or contract on the part of the Company, its employees or agents or related companies or their employees or agents.

          SECOND:   (a)  Theodore L. Tanner understands and agrees that he has
          ------
not executed this Agreement without first having considered it for a full twenty-one (21) days from the receipt of this Agreement and that he did not execute this Agreement without first being advised in writing to consult an attorney. The Agreement will be executed by the Employee on not earlier than your Termination Date and no later than January 3, 1996. If after seven (7) days after the Employee delivers to the Company an executed copy of this Agreement and if the Employee has not exercised the Employee's right of revocation as described in paragraph 8.F below, the Company shall cause to be delivered (by U.S. mail) within five (5) days, a check equal to his Severance Benefit due as calculated pursuant to the terms of the Revised Memorandum in the gross amount of Sixty-Six Thousand Nine Hundred Fifty Dollars ($66,950.00) minus employment taxes and any other deductions authorized by law.

          (b) The Employee agrees that the foregoing payment constitutes the entire amount of monetary consideration provided to the Employee under this Agreement and that the Employee will not seek any further compensation for any other claimed damage, costs, or attorneys' fees in connection with the matters encompassed in this Agreement, including, but not limited to, any claim with respect to discrimination, the WARN Act or any other matter. As to the WARN Act, the Employee agrees that he is waiving all rights, if any, under said Act and that the Employee is entering into this Agreement freely, voluntarily and without any coercion.

          (c) The Employee agrees that the Employee will not seek nor accept employment with the Company in the future and that the Company is entitled to reject without cause any application for employment with the Company made by the Employee.

          THIRD:  The Employee represents that the Employee has not filed any
          -----
complaints, claims, or actions against the Company, its officers, agents, directors, supervisors, employees, or representatives with any state, federal, or local agency or court and that the Employee will not do so at any time hereafter (either on his account or as a member of a class) and that if any agency or court assumes jurisdiction of any complaint, claim, or action (including, without limitation, any class action) against the Company or its affiliated companies or any of their officers, agents, directors, supervisors, employees, or representatives on behalf of the Employee, the Employee will direct that agency or court to withdraw from or dismiss with prejudice the matter as to any claim made by him or on his behalf.

          FOURTH:  If requested by the Company, and upon reasonable notice, the
          ------
Employee will act or appear as a witness, deponent or in any other reasonable capacity to assist the Company or any affiliate in any civil or criminal action not arising from this Agreement.

          FIFTH:  The Employee agrees that all rights under section 1542 of the
          -----
Civil Code of the State of California are waived by the Employee. Section 1542 provides as follows:

                                      2.

          A general release does not extend to claims which the creditor does not know or suspect to exist in his favor at the time of executing the release, which if known by him must have materially affected his settlement with the debtor.

          SIXTH:  Notwithstanding the provisions of section 1542 of the Civil
          -----
Code of the State of California, or any other similar statute under the law of the state of employment or residence, the Employee hereby irrevocably and unconditionally releases and forever discharges the Company and each and all of its officers, agents, directors, supervisors, employees, representatives, and their successors and assigns and all persons acting by, through, under, or in concert with any of them from any and all charges, complaints, claims, and liabilities of any kind or nature whatsoever, known or unknown, suspected or unsuspected (hereinafter referred to as "claim" or "claims") which the Employee at any time heretofore had or claimed to have or which the Employee may have or claim to have regarding events that have occurred as of the date of this Agreement, including, without limitation, any and all claims related or in any manner incidental to the Employee's employment with the Company or the termination therefrom or notice with respect to termination therefrom under the WARN Act (29 U.S.C. (S) 2101, et seq.) or otherwise. It is expressly understood
                              -------
by Theodore L. Tanner that among the various rights and claims being waived in this Agreement are those arising under the Age Discrimination in Employment Act of 1967 (29 U.S.C. (S) 621, et seq.).
                            -------

          SEVENTH:  The parties understand the word "claims" to include all
          -------
actions, claims, and grievances, whether actual or potential, known or unknown, and specifically but not exclusively all claims arising out of the Employee's employment with the Company and the Employee's termination. All such claims (including related attorneys' fees and costs) are forever barred by this Agreement regardless of whether those claims are based on any alleged breach of a duty arising in a statute, contract, constitutional provision, or tort; any alleged unlawful act, including, without limitation, discrimination or harassment of any kind (including, without limitation: age, race, sex, national origin, marital status, religion, sexual preference, veteran's preference, disability); notice under the WARN Act; any other claim or cause of action; and regardless of the forum in which it might be brought.

          EIGHTH:  The Employee understands and agrees that he:
          ------

               A.   has reviewed all aspects of this Agreement;

               B. has carefully read and fully understands all the provisions of this Agreement;

               C. understands that in agreeing to this document he is releasing the Company from any and all claims he may have against the Company;

               D. knowingly and voluntarily agrees to all the terms set forth in this Agreement;

                                      3.

          E. was advised and hereby is advised in writing to consider the terms of this Agreement and consult with an attorney of his choice prior to executing this Agreement;

          F. has a full seven (7) days following the execution of this Agreement to revoke the Agreement and has been and hereby is advised in writing that this Agreement shall not become effective or enforceable until the revocation period has expired; and

          G. understands that rights or claims under the Age Discrimination in Employment Act of 1967 (29 U.S.C. (S) 621, et seq.) that may arise after the
                                           -------
date of this Agreement is executed are not waived.

          NINTH:  The parties acknowledge that they do not rely and have not
          -----
relied upon any representation or statement made by any of the parties other than those specifically stated in this written Agreement.

          TENTH:  This Agreement shall be binding upon the parties hereto and
          -----
upon their heirs, administrators, representatives, executors, successors, and assigns, and shall inure to the benefit of said parties and each of them and to their heirs, administrators, representatives, executors, successors, and assigns. The Employee expressly warrants that the Employee has not transferred to any person or entity any rights, causes of action, or claims released in this Agreement.

          ELEVENTH:  Should any provision of this Agreement be declared or be
          --------
determined by any court of competent jurisdiction to be wholly or partially illegal, invalid, or unenforceable, the legality, validity, and enforceability of the remaining parts, terms, or provisions shall not be affected thereby, and said illegal, unenforceable, or invalid part, term, or provision shall be deemed not to be a part of this Agreement.

          TWELFTH:  This Agreement sets forth the entire agreement between the
          -------
parties hereto and fully supersedes any and all prior agreements or understandings, written or oral, between the parties hereto pertaining to the subject matter hereof, except with respect to the post termination availability of health coverage and the payment of the Bonus referred to in the Revised Memorandum.

          THIRTEENTH:  This Agreement shall be interpreted in accordance with
          ----------
the plain meaning of its terms and not strictly for or against any of the parties hereto.

          FOURTEENTH:  If the Employee breaks his promise in this Agreement by
          ----------
filing a lawsuit or other complaint or charge based on claims that the Employee has released, or by not having claim made on his behalf by a class-type action dismissed, as to any person or entity, the Employee will pay that person's or entity's reasonable attorneys' fees and all other costs incurred in defending against the Employee's claim. In addition, if the Employee breaks the promises made in this Agreement, the Employee shall forfeit all right to future benefits under

                                      4.

the Agreement and must repay all Agreement benefits and all Severance Benefits previously received, upon the Company's demand.

          FIFTEENTH:  Finally, Employee agrees not to disparage the Company in
          ---------
any manner and not to disclose any confidential information or trade secrets which the Employee learned while employed by the Company. The Employee further agrees not to solicit or help anyone solicit any employees or customers of the Company to cease employment or to cease doing business with the Company.

THEODORE L. TANNER              CATELLUS DEVELOPMENT CORPORATION



                                By:
- ---------------------------        -------------------------------

                                Title:
                                       ---------------------------

Dated: --------------------     Dated: ---------------------------

                                      5.